EXHIBIT 99.1

GEE Group Inc. Announces Cooperation Agreement with Red Oak Partners

Appoints Two Independent Directors to the Board and Reaffirms Commitment to Strong Corporate Governance

Jacksonville, Florida, August 14, 2023 / Accesswire / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the "Company", "GEE Group", “GEE”, "us", "our", or "we"), a provider of professional staffing services and human resource solutions, today announced that the Company has entered into a cooperation agreement (the “Agreement”) with Red Oak Partners, LLC (collectively with its affiliates, “Red Oak Partners”).

Under the terms of the Cooperation Agreement, the Company’s Board of Directors (the “Board” or “GEE Directors”) will increase the size of Board from seven to nine directors and appoint two new independent directors, David Sandberg and J. Randall Waterfield (“Randy”), to serve as Class I and Class II directors, respectively, filling the newly created vacancies on the Board. In addition, the Board will nominate Mr. Sandberg for election to the Board at the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) and will nominate Mr. Waterfield for election to the Board at the Company’s 2024 Annual Meeting of Shareholders.

The Cooperation Agreement is the latest step that the Company has taken to demonstrate its commitment to maintaining strong corporate governance. The Nominating Committee of the Board has elected Thomas Vetrano as Lead Independent Director (“LID”) of the Board, and the Company has agreed to maintain the LID position during the term of the Cooperation Agreement. Additionally, per terms of the Cooperation Agreement, the Board will engage an investment bank or consulting firm to assist in evaluating strategic opportunities to maximize shareholder value.

“We are pleased to have reached this amicable agreement with Red Oak Partners,” said Derek E. Dewan, Chairman of the Board and Chief Executive Officer of GEE Group Inc. “David and Randy have significant public company experience as directors and are welcome additions to our Board as we work towards a common goal of increasing the Company’s profitability, accelerating its long-term growth and maximizing shareholder value. The Company looks forward to leveraging their expertise as we continue to position the Company for value creation.”

“Red Oak Partners appreciates the engagement we have had with the GEE Group Board, management team and shareholders over the last several months,” said David Sandberg, Managing Member of Red Oak Partners, LLC. “I am excited to join the Board at such an important time. The Board’s addition of two independent directors, including a representative of its largest shareholder, and its commitment to maintaining strong corporate governance are pivotal steps forward in maximizing value for all shareholders.

J. Randall Waterfield said, “I am very enthusiastic about the prospects of GEE Group and working with the Board and management team and look forward to working with them under a unified goal to optimize shareholder value.”

In connection with the appointment of these two new directors, Red Oak Partners has withdrawn its nomination notice and proposals in connection with the 2023 Annual Meeting and has agreed to certain standstill and voting commitments. Copies of the Cooperation Agreement with Red Oak Partners and the Waterfield Letter Agreement will be included as exhibits to the Company’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

About Red Oak Partners

Red Oak Partners, LLC (“Red Oak Partners”) is an investment firm with a private equity-like investment style focused on small and micro capitalization companies in North American private and public equity markets. Red Oak Partners employs a long-term approach and focuses on generating superior, risk-adjusted absolute returns while focusing on capital preservation with non-correlation through market cycles. Red Oak Partners was established in 2003 and is based in Boca Raton, Florida. Learn more at www.redoakpartners.com

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Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and may continue to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@genp.com

SOURCE: GEE Group Inc.

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